UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22671

AB MULTI-MANAGER ALTERNATIVE FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2019

Date of reporting period: March 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

MAR    03.31.19

ANNUAL REPORT

AB MULTI-MANAGER ALTERNATIVE FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your Bernstein financial advisor or by calling the Fund at (212) 486 5800.

You may elect to receive all future reports in paper form free of charge. You can contact your Bernstein financial advisor to request that you continue to receive paper copies of your shareholder reports or you can call the Fund at (212) 486 5800. Your election to receive reports in paper form will apply to all funds held in your Bernstein account.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

ANNUAL REPORT

May 17, 2019

This report provides certain performance data for AB Multi-Manager Alternative Fund (the “Fund”) for the annual reporting period ended March 31, 2019.

The Fund’s investment objective is to seek long-term capital appreciation.

RETURNS AS OF MARCH 31, 2019 (unaudited)

	6 Months	12 Months

AB MULTI-MANAGER ALTERNATIVE FUND	-0.27%	0.54%

Benchmark: HFRI FOF Composite Index	-0.59%	0.11%

MSCI World Index (net)	-2.61%	4.01%

Bloomberg Barclays US Aggregate Index	4.63%	4.48%

INVESTMENT RESULTS

The table above provides performance data for the Fund and its benchmark, the HFRI Fund of Funds (“HFRI FOF”) Composite Index, for the six- and 12-month periods ended March 31, 2019. The table also includes the performance of the Morgan Stanley Capital International (“MSCI”) World Index (net) and the Bloomberg Barclays US Aggregate Index.

The Fund outperformed its benchmark, the HFRI FOF Composite Index, during both periods. The Fund outperformed the MSCI World Index (net) for the six-month period and underperformed for the 12-month period. The Fund underperformed the Bloomberg Barclays US Aggregate Index during both periods.

During the 12-month period, Long/Short Equity, Event Driven, Credit/Distressed, Global Macro and Emerging Markets Underlying Portfolios contributed to absolute performance. Long/Short Equity, Event Driven and Credit/Distressed benefited from the supportive backdrop in equities and corporate fixed-income securities, which enabled these Underlying Portfolios to maintain higher-than-average exposure levels. However, these gains were partially offset by both short positions and hedges, which are actively featured across all Underlying Portfolios. Multi-Strategy was the only notable detractor, attributable to Asian equity and rates exposures, as well as US-focused cross asset, relative-value positioning.

During the six-month period, the Fund’s Global Macro and Long/Short Equity Underlying Portfolios contributed, while Multi-Strategy detracted from absolute returns. Event Driven, Credit/Distressed and Emerging Markets were all effectively flat during the period. Long/Short Equity

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 1

benefitted from a positive equity market environment and positive alpha related to stock selection, initially on long positions, but also increasingly on short positions towards the end of the reporting period. Global Macro outperformance was driven by rates positioning across interest-rate curves in both developed and emerging markets. Multi-Strategy underperformance was driven primarily by losses from bearish equity and rates positioning with a smaller loss on cross asset, relative-value positioning in the US.

For both periods, the Fund utilized total return swaps for hedging and investment purposes, which detracted from absolute performance. The Fund also used currency forwards for hedging purposes, which had no material impact on absolute performance.

As a result of changes to the Fund’s investment policies that were effective July 31, 2018, including changes to allow for greater direct investment in securities and other financial instruments (in addition to investment in Underlying Portfolios), the portfolio composition is expected to evolve over time. These changes continue to unfold in the portfolio allocation to reflect the current mandate and increasingly the Fund’s performance is a reflection of those changes.

MARKET REVIEW AND INVESTMENT STRATEGY

US stocks gained during the 12-month period ended March 31, 2019, while non-US and emerging-market stocks declined. In fixed-income, developed-market treasuries rallied, outpacing the positive returns of global high yield and investment-grade securities. Emerging-market debt sectors had more mixed returns, amid a stronger US dollar and fluctuating oil prices. While rising interest rates were a key concern among investors throughout most of the 12-month period, more dovish rhetoric from central banks helped quell market fears and propel equities higher in the first quarter of 2019. Hedge funds generally performed well across this period as risk levels were maintained at high average levels in light of low asset price volatility.

During the six-month period, markets experienced higher volatility, and stock prices were mixed as US stocks gained while non-US and emerging markets declined. During the fourth quarter of 2018, global equity markets experienced sharp sell-offs, which were particularly worse across Europe and Asia. Hedge funds steadily reduced their risk profile during this period, which provided additional pressure against both long- and short-equity positions. Equity-focused hedge funds produced their worst quarter since 2011 as the HFRI Equity Hedge Index fell 8.5%. Other hedge fund strategies also performed poorly during the notable ‘risk off’ environment. However, over the three months from January through March, there was a reversal of fortunes as global markets rallied and most hedge fund strategies made back the majority of losses from the prior period, albeit ending up with a modestly negative return for the entire six-month period.

2 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

INVESTMENT POLICIES

There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in a diversified portfolio of private investment vehicles commonly referred to as hedge funds (“Underlying Portfolios”). The Fund will invest primarily in Underlying Portfolios pursuing the following strategies: Long/Short Equity, Event Driven, Credit/Distressed, Emerging Markets, Global Macro and Multi-Strategy. For more information on these strategies, please see “Consolidated Portfolio of Investments” on pages 8-24. As a secondary strategy, the Fund will generally also make direct investments in securities and other financial instruments. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 4-6 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Consolidated Financial Statements on pages 43-46.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The HFRI FOF Composite Index is an equal-weighted performance index that includes over 650 constituent funds of hedge funds that report their monthly net-of-fee returns to Hedge Fund Research, have at least $50 million under management and have been actively trading for at least 12 months. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Barclays US Aggregate Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word about Risk

An investment in the Fund’s shares involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in the prospectus. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest distributions. If any of the risks discussed below occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund shares could decline significantly and you could lose all or a part of your investment.

Investment in this Fund is highly speculative and involves substantial risk, including loss of principal, and therefore may not be suitable for all investors.

General Risk Factors: Underlying Portfolios and the Fund’s direct investments may exhibit high volatility, and investors may lose all or substantially all of their investment. Investments by Underlying Portfolios and the Fund in illiquid assets and foreign markets and the use of short sales, options, leverage, futures, swaps and other derivative instruments may

4 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

create special risks and substantially increase the impact and likelihood of adverse price movements. Interests in Underlying Portfolios are subject to limitations on transferability and are illiquid, and no secondary market for interests typically exists or is likely to develop. Underlying Portfolios are typically not registered with securities regulators and are therefore generally subject to little or no regulatory oversight. Performance compensation payable to an Underlying Portfolio investment advisor may create an incentive to make riskier or more speculative investments. Underlying Portfolios typically charge higher fees than many other types of investments, which can offset trading profits, if any. There can be no assurance that any Underlying Portfolio will achieve its investment objectives.

Tax Risks: The Fund intends to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code. However, in order to qualify as a RIC and also to avoid having to pay an “excise tax,” the Fund will be subject to certain limitations on its investments and operations, including a requirement that a specified proportion of its income come from qualifying sources, an asset diversification requirement and minimum distribution requirements. Satisfaction of the various requirements requires significant support and information from the Underlying Portfolios, and such support and information may not be available, sufficient, verifiable, or provided on a timely basis.

Limited Liquidity: The Fund’s shares are not listed on any securities exchange or traded in any other market, and are subject to substantial restrictions on transfer. Although the Fund has offered to repurchase shares on a quarterly basis, such periodic repurchase offers are at the sole discretion of the Fund’s Board of Trustees, and there is no assurance that these repurchase offers will continue. It will normally be four to six months between the time an investor tenders shares for repurchase (i.e., requests that the Fund repurchase shares as part of a repurchase offer) and the investor’s receipt of any cash proceeds associated with the repurchase.

Fund of Funds Considerations: The Fund will have no control rights over and limited transparency into the investment programs of the Underlying Portfolios in which it invests. In valuing the Fund’s holdings, the Investment Manager will generally rely on financial information provided by Underlying Portfolios, which may be unaudited, estimated and/or may not involve third parties. The Fund’s investment opportunities may be limited as a result of withdrawal terms or anticipated liquidity needs (e.g., withdrawal restrictions imposed by underlying hedge funds may delay, preclude or involve expense in connection with portfolio adjustments by the Investment Manager).

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 5

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

PORTFOLIO SUMMARY

March 31, 2019 (unaudited)

Net Assets ($mil): $1,039.6

1

All data are as of March 31, 2019. The Fund’s portfolio strategy breakdown is based on the Investment Manager’s internal classification and is expressed as a percentage of total investment exposure, including exposure from derivatives (see “Consolidated Portfolio of Investments” section of the report for additional details).

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS

March 31, 2019

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Long/Short Equity
Coatue Offshore Fund, Ltd.	185,720	$44,622,022	4.3%	Quarterly
Darsana Overseas Fund Ltd.	16,260	25,183,757	2.4	Quarterly
Janchor Partners Pan-Asian Fund	240,000	30,792,078	2.9	Triennially
Luminus Energy Partners, Ltd.	12,308	47,465,155	4.6	Quarterly
Nokota Capital Offshore Fund, Ltd.	7,727	10,543,852	1.0	Quarterly
PFM Healthcare Offshore Fund, Ltd.	52,937	51,614,226	5.0	Quarterly
Schonfeld Fundamental Equity Offshore Fund Ltd.	30,000	30,676,356	3.0	Quarterly
The Children’s Investment Fund	180,000	25,612,200	2.5	Triennially
Think Investments Offshore Ltd.	24,772	37,734,758	3.6	Semi-Annual
Two Creeks Capital Offshore Fund, Ltd.	13,064	16,620,715	1.6	Quarterly
Tybourne Equity (Offshore) Fund	19,913	32,333,469	3.1	Quarterly

Total		353,198,588	34.0

Event Driven
Empyrean Capital Overseas Fund, Ltd.	43,008	47,529,954	4.6	Quarterly
Governors Lane Offshore Fund Ltd.	27,548	30,059,132	2.9	Quarterly
Indaba Capital Partners (Cayman), LP	35,371	42,439,931	4.1	Quarterly
Lion Point International, Ltd.	36,002	39,282,809	3.8	Semi-Annual
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	2,317	2,964,806	0.3	At Fund’s Discretion
Senator Global Opportunity Offshore Fund II Ltd.	29,524	33,346,135	3.2	Quarterly
Starboard Leaders Fund LP	5,103	5,559,795	0.5	At Fund’s Discretion

Total		201,182,562	19.4

8 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Global Macro
Alphadyne International Fund, Ltd.	62,221	$69,628,138	6.7%	Quarterly
Autonomy Global Macro Fund Limited	210,557	29,318,163	2.8	Monthly
Brevan Howard AS Macro Fund Limited	280,000	27,241,200	2.6	Monthly
Rokos Global Macro Fund Limited	401,922	23,868,471	2.3	Monthly
The Tudor BVI Global Fund Ltd.	10,205	40,598,002	3.9	Quarterly

Total		190,653,974	18.3

Credit/Distressed
Caius Capital International Fund	30,036	36,761,221	3.5	Quarterly
King Street Capital, Ltd.	321,599	33,028,380	3.2	Quarterly
Silver Point Capital Offshore Fund, Ltd.	3,520	53,502,079	5.1	Annual
Waterfall Eden Fund, Ltd.	30,000	30,187,508	2.9	Quarterly
Wingspan Overseas Fund, Ltd.	953	628,568	0.1	Fund in Liquidation

Total		154,107,756	14.8

Multi-Strategy
Elliott International Limited	29,167	40,965,661	3.9	Quarterly
Myriad Opportunities Offshore Fund Limited	40,664	46,832,006	4.5	Quarterly
Schonfeld Strategic Partners Offshore Fund, Ltd.	20,000	20,686,336	2.0	Monthly

Total		108,484,003	10.4

Total Underlying Portfolios (cost $877,413,002)		1,007,626,883	96.9

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 9

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets

Short-Term Investments
Investment Companies
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.38%(a)(b)(c) (cost $15,500,000)	15,500,000	$15,500,000	1.5%

Total Investments (cost $892,913,002)		1,023,126,883	98.4
Other assets less liabilities		16,458,993	1.6

Net Assets		$1,039,585,876	100.0%

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	CHF	150	USD	151	6/17/19	$849
State Street Bank & Trust Co.	DKK	4,795	USD	734	6/17/19	(7,885)
State Street Bank & Trust Co.	EUR	4,402	USD	5,024	6/17/19	(49,999)
State Street Bank & Trust Co.	GBP	1,411	USD	1,874	6/17/19	28,319
State Street Bank & Trust Co.	NOK	855	USD	100	6/17/19	(622)
State Street Bank & Trust Co.	SEK	21,480	USD	2,329	6/17/19	(410)

						$(29,748)

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Commodity Hedging Insights 2	0.02%	Quarterly	USD	9,405	10/15/19	$50,816
Barclays Commodity Strategy 1673 Index	0.30%	Quarterly	USD	2,594	10/15/19	101,268
Credit Suisse International
Credit Suisse Managed Futures Liquid Index (Net Excess)	0.35%	Quarterly	USD	3,661	3/16/20	48,544
Goldman Sachs & Co.
BTG PLC	1 Month LIBOR Plus 0.35%	Maturity	GBP	91	1/5/21	607
Mellanox Technologies Ltd.	1 Month LIBOR Plus 0.30%	Maturity	USD	832	1/5/21	(1,442)
Navigators Group Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	1,759	1/5/21	(1,471)

10 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Quantenna Communications Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	1,428	1/5/21	$18,193
Spark Therapeutics Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	1,323	1/5/21	2,679
Suntrust Banks Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	1,915	1/5/21	(151,373)
The Cooperative Bank	0.00%	Maturity	USD	1,836	1/5/21	(188,680)
Tier REIT Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	1,850	1/5/21	83,963
Versum Materials Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,197	1/5/21	593,106
Wabco Holdings Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	2,124	1/5/21	1,521
Wellcare Health Plans Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	1,064	1/5/21	47,552
Worldpay Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	1,512	1/5/21	74,039
Goldman Sachs International
Cross Asset Trend Basket Series 2 10% Volatility Target ER Strategy(1)	0.00%	Quarterly	USD	6,471	10/15/19	41,678
GSGLEURA(2)	1 Month EURIBOR Minus 0.01%	Quarterly	EUR	26,113	1/15/20	(637,360)
GSISM49E(3)	0.00%	Quarterly	USD	18,169	10/15/19	(166,644)
RP Equity Carry Series 01 Excess Return Strategy(4)	0.30%	Quarterly	USD	8,040	10/15/19	188,168
JPMorgan Chase Bank, NA
J.P.Morgan RCI – 24 Alpha	0.50%	Quarterly	USD	2,881	10/15/19	28,247
JMABRCX4	0.72%	Quarterly	USD	7,133	3/16/20	87,819
JMABRG34(5)	0.60%	Quarterly	USD	3,941	10/15/19	184,260
JPABGERP(6)	0.40%	Quarterly	USD	11,624	3/16/20	(29,488)
JPABSAA1(7)	0.11%	Maturity	USD	12,499	3/29/19	(1,666)
JPABUSS1(8)	0.08%	Quarterly	USD	5,641	3/16/20	21,628
JPQCRMFA(9)	0.00%	Quarterly	USD	16,671	10/15/19	(223,086)
Morgan Stanley Capital Services, LLC
Arris International PLC	1 Month LIBOR Plus 0.30%	Maturity	USD	2,129	12/11/19	41,852
BEMIS Company	1 Month LIBOR Plus 0.30%	Maturity	USD	2,201	12/11/19	258,713
Blue Hills Bancorp Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	1,371	12/11/19	(47,533)
BINCKBANK NV	1 Month EURIBOR Plus 0.50%	Maturity	EUR	919	12/11/19	30,044

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 11

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Celgene Corp.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,247	12/11/19	$199,404
Connecticut Water Service Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	1,338	12/11/19	(27,766)
Finisar Corp.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,014	12/11/19	68,748
Fidelity Southern Corp.	1 Month LIBOR Plus 0.30%	Maturity	USD	817	12/11/19	(100,300)
First Data Corp.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,129	12/11/19	419,598
Gemalto NV	I Month EURIBOR Plus 0.50%	Maturity	EUR	1,199	12/11/19	21,699
Goldcorp Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,272	12/11/19	40,240
Infrareit Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	903	12/11/19	(6,644)
Integrated Device Technology Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,089	12/11/19	42,759
Jardine Lloyd Thompson Group PLC	1 Month LIBOR Plus 0.50%	Maturity	GBP	1,613	12/11/19	21,982
L3 Technologies Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,108	12/11/19	(56,847)
Luxoft Holding Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	1,043	12/11/19	18,590
Mellanox Technologies Ltd.	1 Month LIBOR Plus 0.30%	Maturity	USD	935	12/11/19	1,646
Morgan Stanley Volume B3U Index(10)	0.50%	Quarterly	USD	12,796	3/16/20	105,961
MSABFLSU	0.65%	Quarterly	USD	1,986	3/16/20	(2,202)
MSCBRMF4(11)	0.60%	Quarterly	USD	5,293	10/15/19	(5,995)
Pacific Biosciences of California Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	958	12/11/19	(49,495)
Penn Virginia Corp.	1 Month LIBOR Plus 0.30%	Maturity	USD	446	12/11/19	(257,446)
Red Hat Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,081	12/11/19	105,696
Rowan Companies PLC	1 Month LIBOR Plus 0.30%	Maturity	USD	1,057	12/11/19	(805,324)
RPC Group PLC	1 Month LIBOR Plus 0.50%	Maturity	GBP	126	12/11/19	5,192
Sprint Corp.	1 Month LIBOR Plus 0.30%	Maturity	USD	1,511	12/11/19	(215,044)
Stewart Information Services Corp.	1 Month LIBOR Plus 0.35%	Maturity	USD	1,392	12/11/19	32,098
Tribune Media Co.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,148	12/11/19	71,397
USG Corp.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,125	12/11/19	15,674

12 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Goldman Sachs & Co.
BB&T Corp.	1 Month LIBOR Plus 0.35%	Maturity	USD	1,948	1/5/21	$140,874
Centene Corp.	1 Month LIBOR Minus 0.30%	Maturity	USD	708	1/5/21	(28,620)
Chemical Financial Corp.	1 Month LIBOR Minus 0.30%	Maturity	USD	1,856	1/5/21	186,491
Cousins Properties Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	1,858	1/5/21	(68,468)
Entegris Inc.	1 Month LIBOR Minus 0.30%	Maturity	USD	1,746	1/5/21	(116,020)
Fidelity National Information	1 Month LIBOR Minus 0.30%	Maturity	USD	1,399	1/5/21	(66,699)
Goldman Sachs International
GSGLEURS(12)	3 Month EURIBOR	Quarterly	EUR	17,808	1/15/20	(25,286)
Morgan Stanley Capital Services, LLC
AMCOR Ltd.	1 Month BBR Minus 0.50%	Maturity	AUD	3,113	12/11/19	(246,983)
Ameris Bancorp	1 Month LIBOR Minus 0.30%	Maturity	USD	819	12/11/19	103,119
Bristol-Myers Squibb Co.	1 Month LIBOR Minus 0.30%	Maturity	USD	1,136	12/11/19	(39,355)
Denbury Resources Inc.	1 Month LIBOR Minus 0.22%	Maturity	USD	257	12/11/19	209,633
Ensco PLC	1 Month LIBOR Minus 0.20%	Maturity	USD	1,059	12/11/19	1,062,712
FISERV Inc.	1 Month LIBOR Minus 0.30%	Maturity	USD	2,168	12/11/19	(402,445)
FNF Group	1 Month LIBOR Plus 0.20%	Maturity	USD	766	12/11/19	(50,367)
Harris Corp.	1 Month LIBOR Minus 0.20%	Maturity	USD	2,121	12/11/19	168,901
II-VI Inc.	1 Month LIBOR Minus 0.22%	Maturity	USD	718	12/11/19	(44,763)
Independent Bank Corp./Rockland MA	1 Month LIBOR Minus 0.30%	Maturity	USD	1,072	12/11/19	48,783
Newmont Mining Corp.	1 Month LIBOR Minus 0.30%	Maturity	USD	2,330	12/11/19	47,277
T-Mobile US Inc.	1 Month LIBOR Minus 0.06%	Maturity	USD	1,896	12/11/19	(4,898)

						$973,461

(a)	Affiliated investments.

(b)	The rate shown represents the 7-day yield as of period end.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

*	The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

Long/Short Equity Underlying Portfolios seek to buy securities with the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (“going

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 13

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

short”). Underlying Portfolios within this strategy are generally subject to 45 – 120 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to three years.

Event Driven Underlying Portfolios seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin(off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to one year.

Global Macro Underlying Portfolios aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. The Underlying Portfolios within this strategy are subject to 30 – 90 day redemption notice periods. Certain Underlying Portfolios have lock up periods of up to one year.

Credit/Distressed Underlying Portfolios invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage(backed securities and mezzanine and distressed securities, as well as securities of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of two years.

Multi-Strategy Underlying Portfolios invest across multiple strategies, including long/short equity, event driven, global macro, credit/distressed and emerging markets, in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets. Underlying Portfolios within this strategy are generally subject to 45 – 60 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of up to two years.

The Fund may also make direct investments in securities (other than securities of Underlying Portfolios), options, futures, options on futures, swap contracts, or other derivative or financial instruments.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

BBR – Bank of England Base Rate

CBT – Chicago Board of Trade

EURIBOR – Euro Interbank Offered Rate

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rates

OSE – Osaka Securities Exchange

REG – Registered Shares

14 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(1)

The following table represents the 50 largest (long/short) basket holdings underlying the total return swap with Cross Asset Trend Basket Series 2 10% Volatility Target ER Strategy as of March 31, 2019.

Security Description	Current Notional	Percent of Basket’s Value
3 Month Euro EURIBOR	$13,727,822	212.2%
3 Month Euro EURIBOR	13,726,453	212.1%
3 Month Euro EURIBOR	13,718,789	212.0%
3 Month Euro EURIBOR	13,712,766	211.9%
90 Day Sterling Futures	13,583,195	209.9%
90 Day Sterling Futures	13,575,442	209.8%
90 Day Sterling Futures	13,566,477	209.7%
90 Day Sterling Futures	13,561,297	209.6%
U.S. 2 Yr Note (CBT)	4,155,791	64.2%
Euro-Schatz Futures	2,971,388	45.9%
Euro-BOBL Futures	1,839,820	28.4%
U.S. 5 Yr Note (CBT)	1,721,156	26.6%
Japan 10 Yr Bond (OSE)	1,392,483	21.5%
USD/TWD	(1,202,046)	(18.6)%
U.S. 10 Yr Note (CBT)	923,564	14.3%
Long Gilt Futures	919,643	14.2%
Euro-BUND Futures	918,023	14.2%
USD/CNH	638,587	9.9%
U.S. Long Bond (CBT)	588,438	9.1%
USD/SGD	582,241	9.0%
USD/CHF	(569,939)	(8.8)%
USD/EUR	(527,721)	(8.2)%
USD/KRW	(525,895)	(8.1)%
USD/PHP	525,895	8.1%
USD/CZK	(420,439)	(6.5)%
USD/CAD	(401,068)	(6.2)%
USD/PLN	(397,081)	(6.1)%
USD/INR	375,639	5.8%
USD/JPY	(358,850)	(5.5)%
USD/IDR	356,857	5.5%
USD/HUF	(350,366)	(5.4)%
Live Cattle Futures	326,407	5.0%
Gold 100 OZ Futures	325,616	5.0%
USD/MXN	303,650	4.7%
USD/NOK	(295,524)	(4.6)%
USD/AUD	(295,524)	(4.6)%
USD/SEK	(274,415)	(4.2)%
Soybean Futures	(263,428)	(4.1)%
USD/RUB	256,935	4.0%
Corn Futures	(247,873)	(3.8)%
S&P/TSX 60 Index Futures	204,955	3.2%
LME Copper Futures	202,587	3.1%
SPI 200 Futures	191,831	3.0%
LME PRI Aluminum Futures	(187,861)	(2.9)%
FTSE 100 Index Futures	183,666	2.8%
Amsterdam Index Futures	179,102	2.8%
IBEX 35 Index Futures	173,361	2.7%
Silver Futures	(170,021)	(2.6)%
CAC40 10 EURO Futures	164,470	2.5%
Euro STOXX 50	164,221	2.5%
Other	1,656,789	25.6%

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 15

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(2)	The following table represents the long equity basket holdings underlying the total return swap with GSGLEURA as of March 31, 2019.

Security Description	Shares	Current Notional		Percent of Basket’s Value
Panalpina Welttransport Holding AG	12,870	EUR	1,910,503	7.3%
Aena SME SA	11,242		1,798,650	6.9%
Airbus SE	15,181		1,791,331	6.9%
Telefonaktiebolaget LM Ericsson	218,970		1,787,117	6.8%
Metso OYJ	55,498		1,720,426	6.6%
Safran SA	14,093		1,719,331	6.6%
Vesuvius PLC	2,476		1,706,913	6.5%
Merlin Entertainments PLC	4,231		1,684,127	6.4%
RSA Insurance Group PLC	2,822		1,663,622	6.4%
ABB Ltd.	96,748		1,616,379	6.2%
Thyssenkrupp AG	132,741		1,592,893	6.1%
Rolls-Royce Holdings PLC	1,512		1,584,467	6.1%
Rexel SA	158,380		1,583,798	6.1%
Bilfinger SE	49,881		1,546,325	5.9%
Autoliv Inc.	17,180		1,132,250	4.3%
Tieto OYJ	33,422		902,404	3.5%
Veoneer Inc.	18,195		372,703	1.4%

(3)	The following table represents the 50 largest (long/short) equity basket holdings underlying the total return swap with GSISM49E as of March 31, 2019.

Security Description	Shares	Current Notional	Percent of Basket’s Value
Apple Inc.	(2,983)	$(566,784)	(3.1)%
Amazon.com Inc.	(309)	(550,831)	(3.0)%
Microsoft Corp.	(4,617)	(544,832)	(3.0)%
JPMorgan Chase & Co.	(2,545)	(257,033)	(1.4)%
Nestle SA	(2,565)	(244,636)	(1.3)%
Visa Inc.	(1,461)	(227,895)	(1.3)%
Exxon Mobil Corp.	(2,659)	(215,396)	(1.2)%
Cisco Systems Inc.	(3,696)	(199,563)	(1.1)%
UnitedHealth Group Inc.	(790)	(195,251)	(1.1)%
Wells Fargo & Company	(3,807)	(182,758)	(1.0)%
MasterCard Inc.	(761)	(178,746)	(1.0)%
Home Depot Inc.	(929)	(178,336)	(1.0)%
Johnson & Johnson	(1,271)	(177,950)	(1.0)%
Facebook Inc.	(1,048)	(174,985)	(1.0)%
Novartis AG-REG	(1,998)	(170,542)	(0.9)%
Bank of America Corp.	(6,022)	(168,622)	(0.9)%
Chipotle Mexican Grill	237	168,533	0.9%
Integrated Device Tech Inc.	3,421	167,619	0.9%
Boeing Co./The	(437)	(166,622)	(0.9)%
Chevron Corp.	(1,352)	(166,271)	(0.9)%
Walt Disney Co./The	(1,488)	(165,132)	(0.9)%
Darden Restaurants Inc.	1,364	164,987	0.9%
OGE Energy Corp.	3,783	162,669	0.9%
Foot Locker Inc.	2,637	160,882	0.9%
HollyFrontier Corp.	3,269	160,167	0.9%
Bio Rad Laboratories	522	159,625	0.9%
Hormel Foods Corp.	3,545	159,514	0.9%
Medical Properties Trust Inc.	8,388	159,366	0.9%

16 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
Coca-Cola Co./The	(3,346)	$(157,267)	(0.9)%
Universal Health Services	1,159	155,335	0.9%
AGNC Investment Corp.	8,625	155,249	0.9%
Swiss Life Holding AG REG	349	153,401	0.8%
Booz Allen Hamilton Holding	2,619	151,921	0.8%
Expeditors International Wash Inc.	1,995	151,584	0.8%
Church & Dwight Inc.	2,124	150,824	0.8%
Robert Half International Inc.	2,291	148,925	0.8%
Paychex Inc.	1,831	146,458	0.8%
Clorox Company	901	144,231	0.8%
Steel Dynamics Inc.	4,120	144,184	0.8%
T-Mobile US Inc.	2,088	144,064	0.8%
PepsiCo Inc.	(1,168)	(143,626)	(0.8)%
Alphabet Inc.	(122)	(143,255)	(0.8)%
Fastenal Co.	2,215	141,759	0.8%
Nucor Corp.	2,443	141,677	0.8%
Hershey Co./The	1,230	141,441	0.8%
Annaly Capital Management Inc.	14,106	141,064	0.8%
Nissan Motor Co. Ltd.	17,195	141,060	0.8%
Roche Holding AG-Genusschein	(511)	(140,454)	(0.8)%
VICI	6,369	140,127	0.8%
Anglo American PLC	52	139,179	0.8%
Other	686,725	5,051,963	27.8%

(4)	The following table represents the (long/short) basket holdings underlying the total return swap with RP Equity Carry Series 01 Excess Return Strategy as of March 31, 2019.

Security Description	Current Notional	Percent of Basket’s Value
FTSE/MIB Index Futures	$1,457,601	18.1%
BIST 30 Futures	(1,433,473)	(17.8)%
Euro STOXX 50	1,316,284	16.4%
FTSE/JSE Top 40	(1,301,026)	(16.2)%
Swiss Market Index Futures	1,167,048	14.5%
NASDAQ 100 E-Mini	(1,046,737)	(13.0)%
IBEX 35 Index Futures	837,315	10.4%
Amsterdam Index Futures	816,318	10.2%
TOPIX Index Futures	813,347	10.1%
SPI 200 Futures	(773,728)	(9.6)%
E-Mini Russell 2000	(768,698)	(9.6)%
MSCI Emerging Market	(730,026)	(9.1)%
KOSPI2 Index Futures	(657,850)	(8.2)%
S&P 500 E-Mini Futures	(609,250)	(7.6)%
CAC40 10 EURO Futures	554,642	6.9%
FTSE 100 Index Futures	550,556	6.8%
S&P/TSX 60 Index Futures	(200,339)	(2.5)%
HSCEI Futures	180,633	2.2%
SET50 Futures	(113,861)	(1.4)%
MSCI Taiwana Index	(69,482)	(0.9)%
HSCEI Futures	45,158	0.6%
Hang Seng Index Futures	43,865	0.5%
SET50 Futures	(28,465)	(0.4)%
MSCI Taiwan Index	(17,371)	(0.2)%
Hang Seng Index Futures	10,966	0.1%

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(5)	The following table represents the (long/short) basket holdings underlying the total return swap with JMABRG34 as of March 31, 2019.

Security Description	Current Notional	Percent of Basket’s Value
Gasoline RBOB Futures	$(1,195,662)	(30.3)%
WTI Crude Futures	(1,185,425)	(30.1)%
Gasoline RBOB Futures	1,169,213	29.7%
WTI Crude Futures	1,160,883	29.5%
Brent Crude Futures	(1,147,575)	(29.1)%
Brent Crude Futures	1,136,473	28.8%
NY Harbor ULSD	1,100,627	27.9%
NY Harbor ULSD	(1,094,299)	(27.8)%
Natural Gas Futures	1,051,829	26.7%
Natural Gas Futures	(1,029,808)	(26.1)%
LME Zinc Futures	(1,002,367)	(25.4)%
LME Zinc Futures	999,955	25.4%
Copper Futures	950,956	24.1%
Copper Futures	(950,638)	(24.1)%
LME PRI Aluminum Futures	943,740	23.9%
Sugar No.11 (World)	(942,572)	(23.9)%
LME PRI Aluminum Futures	(942,403)	(23.9)%
LME Nickel Futures	933,196	23.7%
LME Nickel Futures	(932,424)	(23.7)%
Sugar No.11 (World)	927,150	23.5%
Soybean Futures	922,491	23.4%
Soybean Futures	(920,961)	(23.4)%
Corn Futures	919,312	23.3%
Corn Futures	(907,348)	(23.0)%
Coffee ‘C’ Futures	897,601	22.8%
Coffee ‘C’ Futures	(895,338)	(22.7)%
Live Cattle Futures	634,070	16.1%
Live Cattle Futures	(621,406)	(15.8)%
Lean Hogs Futures	(580,807)	(14.7)%
Lean Hogs Futures	552,407	14.0%
Cotton No.2 Futures	(332,559)	(8.4)%
Cotton No.2 Futures	323,567	8.2%
Wheat Futures (CBT)	(316,794)	(8.0)%
Soybean Meal Futures	315,849	8.0%
Soybean Meal Futures	(315,521)	(8.0)%
Wheat Futures (CBT)	315,109	8.0%
KC HRW Wheat Futures	(305,953)	(7.8)%
KC HRW Wheat Futures	305,553	7.8%
Soybean Oil Futures	299,002	7.6%
Soybean Oil Futures	(296,774)	(7.5)%

(6)	The following table represents the 50 largest (long/short) equity basket holdings underlying the total return swap with JPABGERP as of March 31, 2019.

Security Description	Shares	Current Notional	Percent of Basket’s Value
J.P. Morgan Cash Index USD 1 Month	(3,142)	$(933,179)	(8.0)%
Agnico Eagle Mines	(4,449)	(193,167)	(1.7)%
Hydro One Ltd.	(12,188)	(191,586)	(1.6)%
SMC Corp.	(376)	(141,043)	(1.2)%

18 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
Sankyo Co. Ltd.	3,663	$139,668	1.2%
NVIDIA Corp.	(710)	(127,728)	(1.1)%
Idemitsu Kosan Co. Ltd.	(3,781)	(126,556)	(1.1)%
Anheuser-Bush Inbev SA/NA	(1,487)	(125,202)	(1.1)%
Gartner Group	793	120,610	1.0%
Western Union Co.	6,685	120,334	1.0%
COTY Inc.	(9,864)	(118,373)	(1.0)%
Concho Resources Inc.	(1,061)	(117,724)	(1.0)%
Newell Brands Inc.	(7,841)	(117,621)	(1.0)%
Dai Nippon Printing Co. Ltd.	4,917	117,583	1.0%
Baloise Holding AG – REG	702	115,666	1.0%
MTU Aero Engines AG	(510)	(115,660)	(1.0)%
Nice Ltd.	(114,873)	(114,873)	(1.0)%
Crown Holdings Inc.	2,082	114,513	1.0%
Crown Resorts Ltd.	(13,434)	(114,511)	(1.0)%
Teijin Ltd.	6,772	111,715	1.0%
Antero Resources Corp.	(12,205)	(109,847)	(0.9)%
Citrix Systems Inc.	1,082	108,217	0.9%
Ryanair Holdings PLC	(8,021)	(108,071)	(0.9)%
Avery Dennison Corp.	956	108,062	0.9%
Dowdupont Inc.	(2,996)	(107,850)	(0.9)%
REA Group Ltd.	(2,014)	(107,298)	(0.9)%
Arrow Electronics Inc.	1,388	106,878	0.9%
Tesla Inc.	(381)	(106,648)	(0.9)%
Omnicom Group	1,442	105,247	0.9%
Compass Group PLC	44	103,693	0.9%
Continental Resources Inc./OK	(2,282)	(102,710)	(0.9)%
Teva Pharmaceutical – SP ADR	(6,348)	(101,562)	(0.9)%
Philip Morris International	(1,149)	(101,081)	(0.9)%
Altagas Income Ltd.	(7,321)	(98,644)	(0.8)%
Zalando SE	(2,485)	(97,677)	(0.8)%
Sumitomo Chemical Co. Ltd.	20,835	96,940	0.8%
Alynlam Pharmaceuticals Inc.	(1,033)	(96,026)	(0.8)%
Walt Disney Co./The	830	92,100	0.8%
IA Financial Corp. Inc.	2,490	91,342	0.8%
Conagra Brands Inc.	(3,250)	(91,003)	(0.8)%
Vulcan Materials Co.	(762)	(89,920)	(0.8)%
NiSource Inc.	(3,070)	(89,040)	(0.8)%
St. James’s Place PLC	66	88,869	0.8%
Constellation Software Inc./Canada	104	88,134	0.8%
Stockland	30,879	87,739	0.8%
Keyence Corp.	(140)	(87,428)	(0.8)%
Ulta Beauty Inc.	245	85,669	0.7%
Amgen Inc.	447	84,874	0.7%
Harvey Norman Holdings Ltd.	29,796	84,662	0.7%
British American Tobacco PLC	(20)	(83,673)	(0.7)%
Other	9,765	1,951,780	16.8%

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(7)	The following table represents the 50 largest (long/short) equity basket holdings underlying the total return swap with JPABSAA1 as of March 31, 2019.

Security Description	Shares	Current Notional	Percent of Basket’s Value
SPTR Index	(1,104)	$(6,255,301)	(50.1)%
GDDUEAFE Index	(485)	(3,764,268)	(30.1)%
J.P. Morgan Cash Index USD 1 Month	(7,589)	(2,253,972)	(18.0)%
GDDUCA Index	(51)	(372,687)	(3.0)%
Roche Holding AG	1,132	311,541	2.5%
Microsoft Corp.	2,420	285,579	2.3%
Nice Ltd.	271,506	271,506	2.2%
HKT Trust & HKT Ltd.	160,687	266,108	2.1%
Raytheon Co.	1,448	263,512	2.1%
Merch & Co. Inc.	2,956	245,339	2.0%
Royal Dutch Shell PLC	77	244,041	2.0%
FNF Group	6,526	241,444	1.9%
Phillip Morris International Inc.	2,508	220,675	1.8%
Ross Stores Inc.	2,373	220,675	1.8%
Apple Inc.	1,155	219,377	1.8%
Novo Nordisk A/S	4,042	211,588	1.7%
Booz Allen Hamilton Holding Corp.	3,536	205,098	1.6%
TJX Cos. Inc./The	3,845	203,800	1.6%
Toronto-Dominion Bank/The	3,682	201,204	1.6%
Nippon Telegraph & Telephone Corp.	4,705	199,906	1.6%
Automatic Data Processing Inc.	1,241	198,608	1.6%
Check Point Software Technologies Ltd.	1,556	196,011	1.6%
Oracle Corp.	3,389	183,030	1.5%
Royal Bank of Canada	2,387	180,434	1.4%
Paychex Inc.	2,255	180,434	1.4%
Walmart Inc.	1,801	176,540	1.4%
Relx PLC	7,971	170,050	1.4%
Dollar General Corp.	1,407	167,453	1.3%
British American Tobacco PLC	40	167,453	1.3%
Gilead Sciences Inc.	2,536	164,857	1.3%
Pfizer Inc.	3,925	164,857	1.3%
AutoZone Inc.	160	163,559	1.3%
McDonald’s Corp.	834	158,367	1.3%
Nippon Building Fund Inc.	23	158,367	1.3%
Comcast Corp.	3,894	155,771	1.2%
Oracle Corporation/Japan	2,301	154,473	1.2%
Eli Lilly & Co.	1,158	150,578	1.2%
EDP-Energias de Portugal SA	33,237	149,280	1.2%
Wolters Kluwer	2,179	149,280	1.2%
Boeing Co./The	375	142,790	1.1%
Vonovia SE	2,739	141,492	1.1%
NN Group NV	3,374	140,194	1.1%
Koninklijke Ahold Delhaize	5,058	136,299	1.1%
Bristol-Myers Squibb Co.	2,840	136,299	1.1%
Home Depot Inc.	690	132,405	1.1%
Aristocrat Leisure Ltd.	7,310	129,809	1.0%
Intercontinental Exchange	1,657	125,915	1.0%
Merlin Properties Socimi SA	9,345	125,915	1.0%
Amadeus IT Group SA	1,531	122,020	1.0%
Visa Inc.	757	118,126	0.9%
Other	191,984	4,194,197	33.6%

20 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(8)	The following table represents the 50 largest (long/short) equity basket holdings underlying the total return swap with JPABUSS1 as of March 31, 2019.

Security Description	Shares	Current Notional	Percent of Basket’s Value
Zoetis Inc.	4,407	$445,144	7.9%
PayPal Holdings Inc.	4,279	444,986	7.9%
Fortive Corp.	4,803	403,452	7.2%
Synchrony Financial	10,544	337,398	6.0%
Hewlett Packard Enterprise Co.	22,419	336,285	6.0%
Keysight Technologies Inc.	2,677	232,867	4.1%
Liberty Broadband Corp.	2,076	190,992	3.4%
Lamb Weston Holdings Inc.	2,334	175,028	3.1%
Liberty Medi Corp.-Liberty Sir	3,732	141,833	2.5%
Gaming and Leisure Properties	3,478	135,658	2.4%
Allegion PLC	1,477	134,438	2.4%
Liberty Media Corp.-Liberty For	3,351	117,274	2.1%
News Corp.	9,415	112,981	2.0%
Madison Square Garden. Co./The	365	107,061	1.9%
CDK Global Inc.	1,784	105,238	1.9%
Chemours Co./The	2,705	100,079	1.8%
Equitrans Midstream Corp.	4,298	94,561	1.7%
Zillow Group Inc.	2,701	94,526	1.7%
Park Hotels & Resorts Inc.	3,027	93,848	1.7%
Cable One Inc.	86	84,716	1.5%
JBG SMITH Properties	1,866	76,504	1.4%
Wyndham Hotels & Resorts Inc.	1,506	75,283	1.3%
ONE Gas Inc.	786	69,981	1.2%
nVent Electric PLC	2,560	69,131	1.2%
Versum Materials Inc.	1,367	68,369	1.2%
Science Applications International	867	66,772	1.2%
Uniti Group Inc.	5,960	65,563	1.2%
Brighthouse Financial Inc.	1,818	65,436	1.2%
Ingevity Corp.	545	57,783	1.0%
Perspecta Inc.	2,509	50,190	0.9%
Walt Disney Co./The	(447)	(49,642)	(0.9)%
Energizer Holdings Inc.	1,102	49,611	0.9%
Colony Capital Inc.	9,296	46,482	0.8%
Hilton Grand Vacations Inc.	1,433	44,409	0.8%
Murphy USA Inc.	495	42,570	0.8%
Navient Corp.	3,533	42,400	0.8%
Apergy Corp.	1,023	41,963	0.7%
Conduent Inc.	2,970	41,577	0.7%
Penn National Gaming Inc.	1,955	39,092	0.7%
Liberty Latin America Ltd.	1,970	37,436	0.7%
frontdoor Inc.	1,091	37,081	0.7%
Urban Edge Properties	1,945	36,947	0.7%
Resideo Technologies Inc.	1,872	35,572	0.6%
Welbilt Inc.	2,097	33,557	0.6%
TopBuild Corp.	492	31,986	0.6%
Broadcom Inc.	(103)	(31,135)	(0.6)%
Veoneer Inc.	1,341	30,846	0.5%
Apple Inc.	(161)	(30,658)	(0.5)%
Avanos Medical Inc.	702	30,193	0.5%
Amazon.com Inc.	(17)	(30,082)	(0.5)%
Other	(132,846)	(5,012,347)	(88.9)%

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(9)	The following table represents the 50 largest (long/short) equity basket holdings underlying the total return swap with JPQCRMFA as of March 31, 2019.

Security Description	Shares	Current Notional	Percent of Basket’s Value
Lululemon Athletica Inc.	551	$90,353	0.5%
Pioneer Natural Resources Co.	(584)	(88,837)	(0.5)%
Toho Co. Ltd.	2,210	88,757	0.5%
Church & Dwight Inc.	1,247	88,550	0.5%
Align Technology Inc.	(312)	(88,521)	(0.5)%
Alkermes PLC	(2,455)	(88,392)	(0.5)%
Lamb Weston Holding Inc.	1,176	88,194	0.5%
Broadcom Inc.	(293)	(88,118)	(0.5)%
General Mills Inc.	(1,695)	(88,117)	(0.5)%
Jazz Pharmaceuticals PLC	615	87,892	0.5%
Tractor Supply Company	895	87,737	0.5%
Aercap Holdings NV	1,862	87,503	0.5%
Fresnillo PLC	(77)	(87,423)	(0.5)%
Concho Resources Inc.	(787)	(87,374)	(0.5)%
Auto Trader Group PLC	128	87,347	0.5%
MSCI Inc.	437	87,040	0.5%
Campbell Soup Co.	(2,290)	(87,036)	(0.5)%
Swedish Match AB	1,700	86,899	0.5%
Lennox International Inc.	329	86,749	0.5%
Pulte Group Inc.	3,096	86,685	0.5%
Brown Forman Corp.	(1,635)	(86,681)	(0.5)%
Mondelez International	(1,731)	(86,574)	(0.5)%
Arista Networks Inc.	(275)	(86,413)	(0.5)%
Daifuku Co.	(1,660)	(86,370)	(0.5)%
Varian Medical Systems Inc.	608	86,311	0.5%
Chubb Ltd.	(616)	(86,280)	(0.5)%
Ralph Lauren Corp.	664	86,261	0.5%
Viacom Inc.	3,078	86,183	0.5%
National Retail Properties	1,565	86,089	0.5%
Coty Inc.	(7,172)	(86,068)	(0.5)%
Pentair PLC	1,912	86,021	0.5%
Constellation Brands Inc.	(491)	(85,963)	(0.5)%
Adyen BV	(110)	(85,955)	(0.5)%
Hormel Foods Corp.	1,910	85,945	0.5%
Technipfmc PLC	(3,579)	(85,900)	(0.5)%
Dollar Tree Inc.	(818)	(85,860)	(0.5)%
Ally Financial Inc.	3,178	85,808	0.5%
British American Tobacco PLC	(21)	(85,740)	(0.5)%
Garmin Ltd.	994	85,452	0.5%
Goldcorp Inc.	(7,609)	(85,438)	(0.5)%
Anheuser-Busch Inbev SA/NV	(1,014)	(85,401)	(0.5)%
Alnylam Pharmaceuticals Inc.	(918)	(85,373)	(0.5)%
Keyence Corp.	(137)	(85,272)	(0.5)%
PayPal Holdings Inc.	(819)	(85,137)	(0.5)%
Siemens Gamesa Renewable Energy	(5,415)	(85,116)	(0.5)%
F5 Networks Inc.	542	85,105	0.5%
NVidia Corp.	(473)	(85,071)	(0.5)%
Oneok Inc.	1,214	84,949	0.5%
Koninklijke Ahold Delhaize	3,147	84,802	0.5%
Baloise Holding AG – REG	515	84,756	0.5%
Other	125,893	2,699,348	16.2%

22 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(10)	The following table represents the (long/short) basket holdings underlying the total return swap with Morgan Stanley Volume B3U Index as of March 31, 2019.

Security Description	Current Notional	Percent of Basket’s Value
Gasoline RBob Futures	$(1,791,492)	(7.0)%
NY Harbor ULSD Futures	1,791,492	7.0%
Cattle Feeder Futures	1,279,637	5.0%
Gold 100 OZ Futures	(1,279,637)	(5.0)%
Lean Hogs Futures	(1,279,637)	(5.0)%
LME Nickel Futures	(1,279,637)	(5.0)%
LME PRI Aluminum Futures	1,279,637	5.0%
Corn Futures	(1,023,710)	(4.0)%
Soybean Meal Futures	1,023,710	4.0%
Soybean Oil Futures	(1,023,710)	(4.0)%
Brent Crude Futures	(895,746)	(7.0)%
WTI Crude Futures	895,746	7.0%
LME Copper Futures	(639,819)	(5.0)%
LME Lead Futures	639,819	5.0%
Platinum Futures	639,819	5.0%
Silver Futures	639,819	5.0%
Sugar No.11 Futures	(639,819)	(5.0)%
White Sugar (ICE) Futures	639,819	5.0%
Soybean Futures	511,855	4.0%
Wheat Futures (CBT)	511,855	4.0%

(11)	The following table represents the (long/short) basket holdings underlying the total return swap with MSCBRMF4 as of March 31, 2019.

Security Description	Current Notional	Percent of Basket’s Value
Euro-BOBL Futures	$3,527,799	66.7%
Euro-Schatz Futures	3,272,676	61.8%
U.S. 2 Yr Note (CBT)	(2,806,890)	(53.0)%
Australian 10 Yr Bond Futures	2,188,665	41.4%
Long Gilt Futures	(1,543,975)	(29.2)%
Euro BUXL 30 Yr Bond	(842,120)	(15.9)%
Euro-BTP Futures	638,338	12.1%
Canadian 10 Yr Bond Futures	(632,516)	(12.0)%
Euro-BUND Futures	630,399	11.9%
U.S. 5 Yr Note (CBT)	435,616	8.2%
U.S. 10 Yr Note	268,886	5.1%
U.S. Long Bond (CBT)	(118,564)	(2.2)%
Euro-OAT Futures	(70,926)	(1.3)%

(12)	The following table represents the 50 largest short equity basket holdings underlying the total return swap with GSGLEURS as of March 31, 2019.

Security Description	Shares	Current Notional		Percent of Basket’s Value
Leonardo Spa	(10,413)	EUR	(104,130)	(0.6)%
Spie SA	(6,239)		(99,824)	(0.6)%
Aggreko PLC	(107)		(97,423)	(0.5)%
Bucher Industries AG	(325)		(96,811)	(0.5)%
Tomra Systems ASA	(3,634)		(96,579)	(0.5)%

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional		Percent of Basket’s Value
SAP SE	(937)	EUR	(96,518)	(0.5)%
LVMH Moet Hennessy Louis Vuitton SE	(294)		(96,465)	(0.5)%
GEA Group AG	(4,194)		(96,453)	(0.5)%
Nestle SA	(1,131)		(96,077)	(0.5)%
Valmet OYJ	(4,176)		(96,037)	(0.5)%
Spirax-Sarco Engineering PLC	(11)		(95,862)	(0.5)%
Altran Technologies SA	(9,558)		(95,576)	(0.5)%
MTU Aero Engines AG	(472)		(95,360)	(0.5)%
Homeserve PLC	(80)		(94,997)	(0.5)%
Deutsche Post AG	(3,261)		(94,578)	(0.5)%
Novartis AG	(1,243)		(94,482)	(0.5)%
Edenred	(2,300)		(94,298)	(0.5)%
Melrose Industries PLC	(444)		(94,270)	(0.5)%
Skanska AB	(5,804)		(94,179)	(0.5)%
Kuehne + Nagel International AG	(768)		(94,042)	(0.5)%
Experian PLC	(39)		(93,761)	(0.5)%
Vat Group AG	(997)		(93,607)	(0.5)%
Brenntag AG	(2,035)		(93,593)	(0.5)%
Konecranes OYJ	(2,922)		(93,499)	(0.5)%
BP PLC	(144)		(93,191)	(0.5)%
Wolters Kluwer NV	(1,527)		(93,129)	(0.5)%
Teleperformance	(581)		(93,016)	(0.5)%
ASML Holding NV	(556)		(92,804)	(0.5)%
Geberit AG	(255)		(92,645)	(0.5)%
Vinci SA	(1,063)		(92,447)	(0.5)%
Signify NV	(3,852)		(92,443)	(0.5)%
George Fischer AG	(114)		(92,210)	(0.5)%
Elis SA	(6,579)		(92,100)	(0.5)%
Royal Dutch Shell PLC	(3,289)		(92,089)	(0.5)%
Legrand SA	(1,527)		(91,630)	(0.5)%
Hochtief AG	(709)		(91,525)	(0.5)%
Securitas AB	(6,347)		(91,413)	(0.5)%
Alfa Laval AB	(4,469)		(91,400)	(0.5)%
DCC PLC	(12)		(91,292)	(0.5)%
Allianz SE	(461)		(91,220)	(0.5)%
SKF AB	(6,148)		(90,916)	(0.5)%
Volvo AB	(6,573)		(90,887)	(0.5)%
Interpump Group Spa	(3,123)		(90,572)	(0.5)%
Schneider Electric SE	(1,294)		(90,566)	(0.5)%
Alstom SA	(2,321)		(90,524)	(0.5)%
HSBC Foldings PLC	(125)		(90,380)	(0.5)%
DSV A/S	(1,225)		(90,213)	(0.5)%
IMI PLC	(81)		(90,160)	(0.5)%
Roche Holding AG	(367)		(90,029)	(0.5)%
Capita PLC	(626)		(90,013)	(0.5)%
Other	(343,499)		(13,130,815)	(73.7)%

See notes to consolidated financial statements.

24 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

March 31, 2019

Assets
Investments in unaffiliated Underlying Portfolios, at value (cost $877,413,002)	$1,007,626,883
Investments in affiliated Underlying Portfolios, at value (cost $15,500,000)	15,500,000
Cash	40,087,051
Cash collateral due from broker	12,680,000
Foreign currencies, at value (cost $25,840)	25,855
Receivable for investments sold	6,640,138
Unrealized appreciation on total return swaps	5,043,171
Receivable for terminated total return swaps	2,306,743
Unrealized appreciation on forward currency exchange contracts	29,168
Affiliated dividends receivable	28,987
Deferred offering costs	14,033

Total assets	1,089,982,029

Liabilities
Payable for shares of beneficial interest redeemed	41,332,929
Unrealized depreciation on total return swaps	4,069,710
Subscriptions received in advance	2,256,000
Payable for terminated total return swaps	995,115
Management fee payable	888,192
Administrative fee payable	185,354
Payable for Underlying Portfolios proceeds received in advance	120,000
Unrealized depreciation on forward currency exchange contracts	58,916
Transfer Agent fee payable	24,788
Accrued expenses	465,149

Total liabilities	50,396,153

Net Assets	$1,039,585,876

Composition of Net Assets
Shares of beneficial interest, at par	$92,285
Additional paid-in capital	1,005,966,708
Distributable earnings	33,526,883

Net Assets	$1,039,585,876

Shares of beneficial interest outstanding—unlimited shares authorized, with par value of $.001 (based on 92,284,790 shares outstanding)	$11.26

See notes to consolidated financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 25

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended March 31, 2019

Investment Income
Dividends—Affiliated issuers		$1,165,580

Expenses
Management fee (see Note B)	$14,412,964
Custodian	487,341
Administrative	406,200
Credit facility fees	281,161
Transfer agency	228,623
Legal	200,528
Audit and tax	123,163
Trustee’s fees	116,976
Registration fees	89,822
Printing	69,527
Amortization of offering expenses	19,646
Miscellaneous	164,722

Total expenses before interest expense	16,600,673
Interest expense	10,315

Total expenses	16,610,988
Less: expenses waived and reimbursed by the Investment Manager (see Note B)	(2,439,021)

Net expenses		14,171,967

Net investment loss		(13,006,387)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		62,661,061
Forward currency exchange contracts		(96,539)
Swaps		(2,740,281)
Foreign currency transactions		(75,936)
Net change in unrealized appreciation/depreciation of:
Investments		(41,503,017)
Forward currency exchange contracts		(29,748)
Swaps		973,461
Foreign currency denominated assets and liabilities		(19,672)

Net gain on investment and foreign currency transactions		19,169,329

Net Increase in Net Assets from Operations		$6,162,942

See notes to consolidated financial statements.

26 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019		Year Ended March 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(13,006,387)		$(20,469,210)
Net realized gain on investment and foreign currency transactions	59,748,305		47,070,125
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(40,578,976)		26,237,629

Net increase in net assets from operations	6,162,942		52,838,544
Distribution to Shareholders	– 0	–	(12,605,284)
Return of capital	– 0	–	(2,494,217)
Transactions in Shares of Beneficial Interest
Net decrease (see Note D)	(121,636,894)		(131,497,085)

Total decrease	(115,473,952)		(93,758,042)
Net Assets
Beginning of period	1,155,059,828		1,248,817,870

End of period	$1,039,585,876		$1,155,059,828

See notes to consolidated financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 27

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended March 31, 2019

Cash flows from operating activities
Net increase in net assets from operations		$6,162,942
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities
Purchases of Underlying Portfolio shares	$(329,007,962)
Purchases of short-term investments	(299,000,000)
Sales of Underlying Portfolio shares	499,039,962
Proceeds from disposition of short-term investments	300,800,000
Net realized gain on investment transactions and foreign currency transactions	(59,748,305)
Net realized loss on forward currency exchange contracts	(96,539)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	40,578,976
Increase in deferred offering cost	(14,033)
Increase in receivable for investments sold	(3,493,635)
Increase in affiliated dividends receivable	(9,231)
Decrease in investments in Underlying Portfolios paid in advance	1,800,000
Increase in cash collateral due from broker	(12,680,000)
Increase in payable for Underlying Portfolios proceeds received in advance	120,000
Decrease in management fee payable	(604,245)
Increase in administrative fee payable	58,899
Increase in Transfer Agent fee payable	4,850
Increase in accrued expenses	105,535
Payments on swaps, net	(4,051,909)

Total adjustments		133,802,363

Net cash provided by (used in) operating activities		139,965,305
Cash flows from financing activities
Subscriptions, including change in subscriptions received in advance	40,050,543
Redemptions, net of payable for shares of beneficial interest redeemed	(145,837,362)
Borrowing on credit facility	18,000,000
Paydowns on credit facility	(18,000,000)

Net cash provided by (used in) financing activities		(105,786,819)
Effect of exchange rate on cash		(95,608)

Net increase in cash		34,082,878
Cash at beginning of year		6,030,028

Cash at end of year		$40,112,906

Supplemental disclosure of cash flow information
Interest expense paid during the year	$10,315

See notes to consolidated financial statements.

28 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2019

NOTE A

Significant Accounting Policies

AB Multi-Manager Alternative Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund commenced operations on October 1, 2012. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors. The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in private investment vehicles (“Underlying Portfolios”), commonly referred to as hedge funds, that are managed by unaffiliated asset managers that employ a broad range of investment strategies. As a secondary strategy, the Fund will generally also make direct investments in securities and other financial instruments. As part of the Fund’s investment strategy, the Fund seeks exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB Multi-Manager Alternative Fund (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary commenced operations on September 21, 2018. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of March 31, 2019, net assets of the Fund were $1,039,585,876, of which $9,060,856, or approximately 1%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Valuation of Investments

The Fund’s Board of Trustees (the “Board”) has approved pricing and valuation policies and procedures pursuant to which the Fund’s investments in Underlying Portfolios are valued at fair value (the “Valuation Procedures”). Among other matters, the Valuation Procedures set forth the Fund’s valuation policies and the mechanisms and processes to be employed on a monthly basis to implement such policies. In accordance with the Valuation Procedures, fair value of an Underlying Portfolio as of each valuation time ordinarily is the value determined as of such month-end for each Underlying Portfolio in accordance with the Underlying Portfolio’s valuation policies and reported at the time of the Fund’s valuation.

On a monthly basis, the Fund generally uses the net asset value (“NAV”), provided by the Underlying Portfolios, to determine the fair value of all Underlying Portfolios which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Underlying Portfolio represents the amount that the Fund could reasonably expect to receive from an Underlying Portfolio if its interest were redeemed at the time of valuation. In the unlikely event that an Underlying Portfolio does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Portfolio based on the most recent value reported by the Underlying Portfolio, and any other relevant information available at the time the Fund values its portfolio. In making a fair value determination, the Fund will consider all appropriate information reasonably available to it at the time and that AllianceBernstein L.P. (the “Investment Manager”) believes to be reliable. The Fund may consider factors such as, among others: (i) the price at which recent subscriptions for or redemptions of the Underlying Portfolio’s interests were effected; (ii) information provided to the Fund by the manager of an Underlying Portfolio, or the failure to provide such information as the Underlying Portfolio manager agreed to provide in the Underlying Portfolio’s offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when an Underlying Portfolio imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Underlying Portfolio interests, the Fund may determine that it is appropriate to apply a discount to the NAV reported by the Underlying Portfolio. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the consolidated financial statements.

Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well

30 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

The Investment Manager has established a Valuation Committee (the “Committee”) made up of representatives of portfolio management, fund accounting, compliance and risk management which operates under the Valuation Procedures and is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to whom any responsibility for fair value determinations is delegated), and 2) regular monitoring of the Valuation Procedures and modification or enhancement of the Valuation Procedures (or recommendation of the modification of the Valuation Procedures) as the Committee believes appropriate. Prior to investing in any Underlying Portfolio, and periodically thereafter, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Underlying Portfolio. In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs
•	Level 3—significant unobservable inputs

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2019:

Assets:
Investments in Securities:	Level 1		Level 2			Level 3			Total
Short-Term Investments:
Investment Companies	$15,500,000		$	– 0	–	$	– 0	–	$15,500,000
Investments valued at NAV*									1,007,626,883

Total Investments in Securities	15,500,000			– 0	–		– 0	–	1,023,126,883
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts	– 0	–		29,168			– 0	–	29,168
Total Return Swaps	– 0	–		5,043,171			– 0	–	5,043,171
Liabilities:
Forward Currency Exchange Contracts	– 0	–		(58,916)			– 0	–	(58,916)
Total Return Swaps	– 0	–		(4,069,710)			– 0	–	(4,069,710)

Total	$15,500,000			$943,713		$	– 0	–	$1,024,070,596

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

*

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removed the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU was effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods, with application of the amendments noted above retrospectively to all periods presented. The retrospective approach requires that an investment for which fair value is measured using the net asset value per share practical expedient be removed from the fair value hierarchy in all periods presented herein. Accordingly, the total investments of the Underlying Portfolios with a fair value of $1,007,626,883 have not been categorized in the fair value hierarchy.

2. Cash Committed

As of March 31, 2019, the Fund had no open commitments to purchase Underlying Portfolios.

32 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed.

For Federal tax purposes, taxable income for the Consolidated Fund and its Subsidiary are calculated separately. The Subsidiary is classified as a controlled foreign corporation (“CFC”) under the Code and its taxable income is included in the calculation of the Consolidated Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Consolidated Fund either in the current period or future periods. The CFC has a taxable fiscal year end of March 31st.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Income and capital gain distributions, if any, are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date or effective date. Investment gains and losses are determined on the identified cost basis.

6. Expenses

Expenses included in the accompanying consolidated statement of operations do not include any expenses of the Underlying Portfolios.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $33,679 were deferred and amortized on a straight line basis over a one year period starting from September 21, 2018 (Subsidiary’s commencement of operations).

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement in effect as of November 1, 2018 (the “Advisory Agreement”), the Fund pays the Investment Manager a management fee at an annual rate of 1.00% of an aggregate of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month (the “Management Fee”). Prior to November 1, 2018, the Fund paid a management fee at an annual rate of 1.50% of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month. The Management Fee is payable in arrears as of the last day of the subsequent month.

In addition, from June 1, 2018 to October 31, 2018, the Investment Manager waived a portion of its management fee so that the Fund paid management fees at an annual rate of 1.00% of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month. For the year ended March 31, 2019, such reimbursements/waivers amounted to $2,366,299.

34 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (the “Investment Manager”) and a 100% interest in AllianceBernstein Corporation, the general partner of the Investment Manager. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First Quarter of 2019, and AXA Equitable also repurchased shares from AXA in connection with each these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 48.3% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021, and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Investment Manager (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Investment Manager, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Investment Manager that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Investment Manager even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

Under a separate administrative agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services and payments will be subject to approval by the Fund’s Board. For the year ended March 31, 2019, the reimbursement for such fees amounted to $406,200.

The Fund may engage one or more distributors to solicit investments in the Fund. Sanford C. Bernstein & Company LLC (“Bernstein”) and AllianceBernstein Investments, Inc. (“ABI”), each an affiliate of the Investment Manager, have been selected as distributors of the Fund under Distribution Services Agreements. The Distribution Services Agreements do not call for any payments to be made to Bernstein or ABI by the Fund.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Investment Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation paid to ABIS amounted to $228,623 for the year ended March 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Investment Manager has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Investment Manager has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2019, such waiver amounted to $72,722.

36 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended March 31, 2019 is as follows:

Fund	Market Value 3/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$17,300	$299,000	$300,800	$15,500	$1,166

NOTE C

Investment Transactions

1. Purchases and Sales

Purchases and sales of investments in the Underlying Portfolios, aggregated $329,007,962 and $498,904,201, respectively, for the year ended March 31, 2019.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,005,106,462

Gross unrealized appreciation	$141,377,375
Gross unrealized depreciation	(122,432,913)

Net unrealized appreciation	$18,944,462

2. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended March 31, 2019, the Fund held forward currency exchange contracts for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized

38 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended March 31, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund and the Subsidiary typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with their OTC derivative contract counterparties in order to, among other things, reduce their credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund and the subsidiary typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary’s OTC counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the year ended March 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$29,168	Unrealized depreciation on forward currency exchange contracts	$58,916

Commodity contracts	Unrealized appreciation on total return swaps	152,084

Equity contracts	Unrealized appreciation on total return swaps	4,891,087	Unrealized depreciation on total return swaps	4,069,710

Total		$5,072,339		$4,128,626

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(96,539)	$(29,748)

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(301,741)	152,084

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,438,540)	821,377

Total		$(2,836,820)	$943,713

40 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2019:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$6,841,767	(a)
Average principal amount of sale contracts	$5,156,838	(a)
Total Return Swaps:
Average notional amount	$257,067,134	(b)

(a)	Positions were open for four months during the year.

(b)	Positions were open for eight months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

AB Multi-Manager Alternative Fund

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Goldman Sachs International	$1,337,193	$(1,337,193)	$	– 0	–	$	– 0	–	$	– 0	–
JPMorgan Chase Bank, NA	21,628	(21,628)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services, LLC	3,035,757	(2,363,407)		– 0	–		– 0	–		672,350
State Street Bank & Trust Co.	29,168	(29,168)		– 0	–		– 0	–		– 0	–

Total	$4,423,746	$(3,751,396)	$	– 0	–	$	– 0	–		$672,350	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Goldman Sachs International	$1,452,063	$(1,337,193)		$(114,870)		$	– 0	–	$	– 0	–
JPMorgan Chase Bank, NA	254,240	(21,628)		(232,612)			– 0	–		– 0	–
Morgan Stanley Capital Services, LLC	2,363,407	(2,363,407)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	58,916	(29,168)		– 0	–		– 0	–		29,748

Total	$4,128,626	$(3,751,396)		$(347,482)		$	– 0	–		$29,748	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Multi-Manager Alternative Fund (Cayman), Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$152,084	$	– 0	–	$	– 0	–	$	– 0	–	$152,084
Credit Suisse International	48,544		– 0	–		– 0	–		– 0	–	48,544
Goldman Sachs International	41,678		– 0	–		– 0	–		– 0	–	41,678
JPMorgan Chase Bank, NA	300,326		– 0	–		– 0	–		– 0	–	300,326
Morgan Stanley Capital Services, LLC	105,961		– 0	–		– 0	–		– 0	–	105,961

Total	$648,593	$	– 0	–	$	– 0	–	$	– 0	–	$648,593	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. The Fund or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Investment Manager or the manager of an Underlying Portfolio believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Generally, initial and additional subscriptions for shares may be accepted as of the first day of each month. The Fund reserves the right to reject any subscription for shares. The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those

42 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. When a repurchase offer occurs, a shareholder will generally be required to provide notice of their tender of shares for repurchase to the Fund more than three months in advance of the date that the shares will be valued for repurchase (the “Valuation Date”). Valuation Dates are generally expected to be the last business days of March, June, September or December, and payment for tendered shares will generally be made by the Fund approximately 45 days following the Valuation Date.

Transactions in shares of beneficial interest were as follows for the year ended March 31, 2019 and March 31, 2018:

	Shares			Amount
	Year Ended March 31, 2019		Year Ended March 31, 2018	Year Ended March 31, 2019		Year Ended March 31, 2018

Shares sold	3,527,147		2,637,812	$39,382,943		$29,519,509

Shares issued in reinvestment of dividends and distributions	– 0	–	1,178,207	– 0	–	13,184,134

Shares redeemed	(14,403,506)		(15,585,132)	(161,019,837)		(174,200,728)

Net decrease	(10,876,359)		(11,769,113)	$(121,636,894)		$(131,497,085)

NOTE E

Risks Involved in Investing in the Fund

Limitations on the Fund’s ability to withdraw its assets from Underlying Portfolios may limit the Fund’s ability to repurchase its shares. For example, many Underlying Portfolios impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually or annually. Many Underlying Portfolios may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate”. In instances where the primary source of funds to repurchase shares will be withdrawals from Underlying Portfolios, the application of these lock-ups and withdrawal limitations may significantly limit the Fund’s ability to repurchase its shares. Although the Investment Manager will seek to select Underlying Portfolios that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Underlying Portfolios will always be sufficient to meet redemption requests as, and when, made.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund invests primarily in Underlying Portfolios that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. As a secondary strategy, the Fund will also generally make direct investments in securities and other financial instruments. The risks associate with these investments include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain investment strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

Some of the Underlying Portfolios in which the Fund invests may invest all or a portion of their assets in securities that are illiquid or are subject to an anticipated event. These Underlying Portfolios may create “side pockets” in which to hold these securities. Side pockets are series or classes of shares which are not redeemable by the investors but which are automatically redeemed or converted back into the Underlying Portfolio’s regular series or classes of shares upon the realization of those securities or the happening of some other liquidity event with respect to those securities.

These “side pockets” can often be held for long periods before they are realized, and may therefore be much less liquid than the general liquidity offered on the Underlying Portfolio’s regular series or classes of shares. Should the Fund seek to liquidate its investment in an Underlying Portfolio that maintains investments in a side pocket arrangement or that holds a substantial portion of its assets in illiquid securities, the Fund might not be able to fully liquidate its investments without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate the investment in the Underlying Portfolio, the value of the investment could fluctuate.

The Underlying Portfolios generally utilize leverage in pursuit of achieving a potentially greater investment return and the Fund may take on additional leverage in connection with its direct investment strategies. The use of leverage exposes an Underlying Portfolio and the Fund to additional risk including (i) greater losses from investments than would otherwise have been the case had the leverage not been used; (ii) margin calls or interim margin requirements may force premature liquidations of investment positions; and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the cost of leverage related to such investment. In the event of a sudden, precipitous drop in the value of an Underlying Portfolio’s assets, the Underlying Portfolio might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Underlying Portfolio.

44 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Underlying Portfolios or the Fund may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States. Such investments may be concentrated in a limited number of countries or regions, which may vary over time. Such investments may subject the Underlying Portfolios and the Fund to additional risks resulting from political or economic conditions in such countries or regions, and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

There is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s or the Underlying Portfolios’ investments and reduce the returns of the Fund. For example, the value of the Fund’s or an Underlying Portfolio’s investments in foreign currency-denominated securities may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s or an Underlying Portfolio’s investments denominated in foreign currencies, positions in foreign currencies themselves may cause the Fund or an Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

The Underlying Portfolios may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Portfolios may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Underlying Portfolio’s net asset value.

The Fund invests in a limited number of Underlying Portfolios. Such concentration may result in additional risk. Various risks are also associated with an investment in the Fund, including risks relating to compensation arrangements and risks relating to limited liquidity of the interests.

The Fund and the Underlying Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

The Fund is subject to credit risk arising from its transactions with its custodian, State Street Bank and Trust, related to holding the Fund’s cash.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

This credit risk arises to the extent that the custodian may be unable to fulfill its obligation to return the Fund’s cash held in its custody.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Tax Information

The tax character of fiscal year-end distributions for 2019 is based on estimated tax information provided by certain Underlying Portfolios. The character may materially change as the Fund receives final 2018 tax reporting from Underlying Portfolios. The tax character of distributions paid during the fiscal years ended March 31, 2019 and March 31, 2018 were as follows:

	2019			2018
Distributions paid from:
Ordinary income	$	– 0	–	$12,605,284
Return of capital		– 0	–	2,494,217
Long-term capital gains		– 0	–	– 0	–

Total taxable distributions paid	$	– 0	–	$15,099,501

As of March 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	$	– 0	–
Accumulated capital gains and other losses		14,582,421	(a)
Unrealized appreciation/(depreciation)		18,944,462	(b)

Total accumulated earnings/(deficit)		$33,526,883

(a)	As of March 31, 2019, the Fund had a qualified late-year ordinary loss deferral of $2,611,420. The loss is deemed to arise on April 1, 2019.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs), swaps and partnerships.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2019, the Fund did not have any carry forward capital losses.

During the current fiscal period, permanent differences primarily due to the tax treatment of its controlled foreign coporation and investments in passive foreign investment companies resulted in a net decrease in undistributed net investment loss, a net increase in accumulated net realized

46 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

loss on investments and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE G

Credit Facility

The Fund is a party to a $50 million revolving credit facility (the “Facility”) intended to provide short term financing, if necessary, subject to certain restrictions in connection with, among other matters, abnormal redemption activity. Borrowings under the Facility are secured by the assets of the Fund. Credit Facility fees are paid by the Fund and are included in the consolidated statement of operations. The Fund had no borrowings outstanding from the Facility at March 31, 2019. For the year ended March 31, 2019, the Fund had borrowings under the Facility as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$ 18,000,000	$ 18,000,000	3.44%

*	For 6 days borrowings were outstanding.

NOTE H

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the consolidated financial statements.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 47

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended March 31,
2019‡	2018	2017	2016	2015

Net asset value, beginning of period	$ 11.20	$ 10.87	$ 10.05	$ 11.64	$ 11.41

Income From Investment Operations

Net investment loss(a)	(.13	)(b)	(.19	)(b)	(.18)	(.19)	(.20	)(b)

Net realized and unrealized gain (loss) on investment transactions	.19	.66	1.09	(1.12)	.56

Net increase (decrease) in net asset value from operations	.06	.47	.91	(1.31)	.36

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.12)	(.02)	(.01)	(.02)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.07)	(.27)	(.11)

Return of capital	– 0	–	(.02)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	– 0	–	(.14)	(.09)	(.28)	(.13)

Net asset value, end of period	$ 11.26	$ 11.20	$ 10.87	$ 10.05	$ 11.64

Total Return

Total investment return based on net asset value(c)	.54%	4.33%	9.06%	(11.38)%	3.16%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,039,586	$1,155,060	$1,248,818	$1,310,647	$1,376,552

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)(f)	1.28%	1.68%	1.67%	1.66%	1.75	%(b)

Expenses, before waivers/reimbursements(d)(e)(f)	1.50%	1.68%	1.67%	1.66%	1.75%

Net investment loss(e)	(1.17	)%(b)	(1.66	)%(b)	(1.67)%	(1.66)%	(1.75	)%(b)

Portfolio turnover rate	33%	19%	3%	7%	8%

Asset coverage ratio	N/A	N/A	N/A	N/A	33,674%

Bank borrowing outstanding (in millions)	N/A	N/A	N/A	N/A	$4

See footnote summary on page 49.

48 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Investment Manager.

(c)

Total investment return is calculated assuming a purchase of beneficial shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(d)	The expense ratios presented below exclude interest expense:

	Year Ended March 31,
	2019	2018	2017	2016	2015
Net of waivers/reimbursements	1.28%	1.68%	1.66%	1.66%	1.75%
Before waivers/reimbursements	1.50%	1.68%	1.66%	1.66%	1.75%

(e)	The expense and net investment income loss ratios do not include earned income or expenses incurred by the Fund through its Underlying Portfolios.

(f)

In connection with the Fund’s investments in Underlying Portfolios and affiliated investment companies registered under the Investment Company Act of 1940 (“Affiliated Funds”), the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the Underlying Portfolios and Affiliated Funds. The Investment Manager has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain fees and expenses of Affiliated Funds, and for the year ended March 31, 2019, such waiver amounted to ..01%.

‡	Consolidated (see Note A).

See notes to consolidated financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 49

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AB Multi-Manager Alternative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Multi-Manager Alternative Fund (the “Fund”) as of March 31, 2019, the related statements of operations and cash flows for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the five years in the period ended March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as

50 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of March 31, 2019 by correspondence with the underlying portfolio funds, custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 30, 2019

We have served as the auditor of one or more investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 51

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

A Special Meeting of Shareholders of the AB Multi-Manager Alternative Fund, Inc. (the “Company”) was held on October 11, 2018 and adjourned until December 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Trustees for the Company, each such Trustee to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Withheld Authority:
Kathleen Fisher	60,091,190	860,188
Bart Friedman	59,715,858	1,235,519
R. Jay Gerken	59,714,550	1,236,828
William Kristol	59,130,955	1,820,422
Debra Perry	59,957,499	993,879
Donald K. Peterson	59,671,322	1,280,055

2.	To vote upon the approval of new advisory agreements for the Company with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker Non-Votes
58,780,281	440,233	1,730,863	– 0	–

52 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

BOARD OF TRUSTEES

Debra Perry(1), Chair

Kathleen Fisher, President

Bart Friedman(1)

R. Jay Gerken(1)

William Kristol(1)

Donald K. Peterson(1)

OFFICERS

Stuart Davies(2) Vice President

Vikas Kapoor(2) Vice President

Emilie D. Wrapp Secretary

Michael B. Reyes Senior Analyst

Joseph J. Mantineo Treasurer and Chief Financial Officer

Stephen M. Woetzel Controller

Vincent S. Noto Chief Compliance Officer

Custodian

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributors

Sanford C. Bernstein & Co., LLC

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee and the Governance and Nominating Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Investment Manager’s Alternative Investment Management Group. Messrs. Davies and Kapoor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 53

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	PORTFOLIOS OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY TRUSTEESHIPS/ DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
INTERESTED TRUSTEE

Kathleen Fisher,** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 65 (2018)

Senior Vice President of the

Investment Manager with which she has been associated since prior to 2014. She is the Head of Wealth and Investment Strategies of the Manager’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks on acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.

		19	Southwestern Vermont Health Care; and Hildene – The Lincoln Family Home

54 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	PORTFOLIOS OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY TRUSTEESHIPS/ DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
DISINTERESTED TRUSTEES

Debra Perry,# Chair of the Board 68 (2018)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	19	Assurant, Inc., since 2017; Genworth Financial, Inc. since 2016; Korn/Ferry International from 2008-present; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

Bart Friedman,# 74 (2018)	Senior Counsel at Cahill Gordon & Reindel LLP (law firm) since January 2017; Senior Partner thereof since prior to 2014.	19	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Ovid Therapeutics, Inc.

R. Jay Gerken,# 68 (2018)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	19	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of The Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 55

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	PORTFOLIOS OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY TRUSTEESHIPS/ DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)

William Kristol,# 66 (2018)	Founder and editor, the Weekly Standard, from 1995-2018. He is a regular contributor on the leading political commentary shows. In 2019 he will serve as the inaugural Vann Professor of Ethics in Society at Davidson College.	19	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government and Defending Democracy Together, a non-profit educational organization

Donald K. Peterson,# 69 (2018)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001 (telecommunications equipment and services); President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995; Prior thereto he was at Nortel from 1976 to 1995.	19	Worcester Polytechnic Institute (Emeritus); Member of the Board of TIAA; and Member of the Board of TIAA Bank, FSB

*	The address for each of the Fund’s Trustees is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal 1345 Avenue of the Americas, New York, NY 10105.

**

There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

#	Member of the Audit Committee.

56 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Kathleen Fisher, 65	President and Chief Executive Officer	See biography above.

Stuart Davies, 49	Vice President	Senior Vice President and Co-Head of Custom Alternative Solutions of the Investment Manager**, with which he has been associated since September, 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions since prior to 2014.

Vikas Kapoor, 47	Vice President	Senior Vice President and Co-Head of Custom Alternative Solutions of the Investment Manager**, with which he has been associated since September, 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions since prior to 2014.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”),** with which she has been associated since prior to 2014.

Michael B. Reyes, 42	Senior Analyst	Vice President of the Investment Manager**, with which he has been associated since prior to 2014.

Joseph J. Mantineo, 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2014.

Stephen M. Woetzel, 47	Controller	Senior Vice President of ABIS,** with which he has been associated since prior to 2014.

Vincent S. Noto, 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Investment Manager** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Investment Manager** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Investment Manager, ABI and ABIS are affiliates of the Fund.

The Fund’s prospectus has additional information about the Fund’s Trustees and Officers. A copy of the Fund’s prospectus may be obtained (without charge) by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your Financial Advisor or by calling Bernstein’s mutual fund shareholder helpline at (212) 756-4097.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 57

Information Regarding Review and Approval of the Fund’s

Advisory Agreement

At a meeting held on October 23, 2018, the Trustees of the Fund met in person to consider the continuation of an amended advisory contract between AllianceBernstein L.P. (the “Manager”) and the Fund (the “Advisory Agreement”). In connection with their deliberations, the Trustees reviewed certain written materials, memoranda, presentations and analyses relating to the Fund (the “Board Materials”), including materials from the Manager and counsel to the independent Trustees which: (i) included information concerning the Manager’s organization, the services rendered to the Fund by the Manager and the Manager’s affiliates, the fees paid by the Fund to the Manager and its affiliates and the estimated profitability of the Manager with respect to its relationship with the Fund; and (ii) outlined the legal duties of the Board under the Investment Company Act of 1940 (the “1940 Act”). The Board Materials also contained information from Strategic Insight (“Strategic Insight”), an information service provider unaffiliated with the Manager, comparing the Fund’s fee rate for advisory services to those of other alternative strategy closed-end funds selected by Strategic Insight. The Trustees also met prior to the October 23, 2018 meeting to discuss the Advisory Agreement.

The Trustees discussed with Fund counsel the legal standards regarding the approval of advisory agreements under the 1940 Act and reviewed the information included in the Board Materials. The Trustees also considered information received throughout the year regarding the Fund, the Manager and the services provided under the Advisory Agreement. The Trustees discussed the Board Materials with Fund management and representatives of the Manager responded to questions from the Trustees. The Trustees also held discussions in executive session with their independent counsel and the Senior Analyst, outside the presence of Fund management. After discussing a range of issues, the Trustees considered, among other relevant matters, the following factors:

(a) The nature, extent and quality of services provided by the Investment Manager. The Trustees discussed with representatives of the Manager the services that the Manager provides to the Fund under the Advisory Agreement. The Trustees discussed the resources available to the Manager, including its research and compliance capabilities. The Trustees noted the experience of the Manager’s staff and its key personnel in providing investment management services. The Manager’s investment diligence and risk management capabilities were also considered. In reviewing the investment advisory services provided to the Fund, the Trustees considered the portfolio management team’s adjustment of the Fund’s investment strategy to include direct investments and changes made by the portfolio management team to the Fund’s portfolio to attempt to reduce risk. The Trustees took into account that the Trustees regularly receive reports from the Manager regarding the Fund’s performance and

58 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

the Manager’s compliance history and compliance program. The Trustees also noted the discussions they had with officers of the Manager regarding the management of the Fund’s investments and the investment strategies to which the Fund has exposure. During these discussions with Fund officers and representatives of the Manager, the Trustees asked detailed questions of, and received substantive answers from, these representatives regarding the implementation of the Fund’s investment strategy, its efficacy and potential risks.

In addition to the investment advisory services provided to the Fund, the Trustees considered that the Manager and its affiliates also provide certain administrative services necessary for the operations of the Fund on an “at cost” basis pursuant to a separate Administrative Reimbursement Agreement. The Trustees noted that the Manager has an administrative, legal and compliance staff that provides a high level of quality in the compliance and other services provided to the Fund, including its oversight of the Fund’s day-to-day operations. Based on the presentations made during their meetings and their knowledge of management and Fund operations gained during their tenure as trustees of the Fund, the Trustees concluded that the services provided to the Fund by the Manager under the Advisory Agreement were of a high quality and benefited the Fund.

(b) Investment performance of the Fund and the Investment Manager. The Trustees reviewed performance information for the Fund, noting that they receive performance reports at regular board meetings and monitor Fund performance throughout the year. The Trustees discussed the Fund’s performance with representatives of the Manager, including the Fund’s performance as compared to relevant benchmarks. The Trustees noted that the Fund’s performance for the fiscal year ended March 31, 2018 was below the median of the performance group of comparable funds selected by Strategic Insight and also the broader Strategic Insight performance universe. The Trustees reviewed the peer group of comparable funds with the Fund’s Senior Analyst and discussed the Senior Analyst’s role in Strategic Insight’s determination of the peer group. The Trustees reviewed the performance of the Manager’s comparable institutional accounts with representatives of the Manager, and discussed with representatives of the Manager the difference between the performance of the Fund and the comparable institutional accounts, including the differences in the Fund’s portfolio and other factors that explained the differences in performance. The Trustees concluded that the Fund’s performance was generally in line with expectations in light of the strategies used by the Fund and current market conditions. The Trustees took note that a portion of the performance considered was achieved by the prior portfolio management team. The Trustees also considered the experience, resources and strengths of the Manager and its affiliates in managing funds of funds, including the experience of the portfolio management team in managing multi-strategy funds. Based on these factors, the Trustees determined that the Manager continues to be an appropriate investment manager for the Fund.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 59

(c) Cost of the services provided and profits realized by the Manager from the relationship with the Fund. The Trustees considered the profitability of the Manager. The Trustees noted that the Board initially discussed the Manager’s profitability report at a meeting held earlier in the year, at which time the report was discussed in detail with representatives of the Manager and independent consultants retained by the Senior Officer. The profitability report was reviewed at the current meeting. During their July meeting, the Trustees discussed with representatives of the Manager and the independent consultants certain items included in the profitability report, including certain details regarding the methodology of determining the Manager’s profitability with respect to the Fund. The Trustees noted that an affiliate of the Manager provided distribution services to the Fund at no cost. The amounts recently reimbursed to the Manager by the Fund were also noted, along with how the reimbursement was accounted for in determining profitability. The Trustees also considered the Manager’s agreement to reduce the management fee from 1.50% to 1.0% and the discussed the services and costs associated with the Fund’s Administrative Reimbursement Agreement with the Manager. The Trustees noted that the Manager’s profitability does not appear to be unreasonable in respect of the Fund.

(d) Economies of scale and whether fee levels reflect these economies of scale. The Trustees discussed whether any economies of scale have been realized for Fund. The Trustees considered the initial level of advisory fees set for the Fund, the reduction in fees under the amended Advisory Agreement and the current rate of shareholder investment in the Fund and the potential for economies of scale.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Trustees discussed the Manager’s agreement to contractually reduce the fee under the Advisory Agreement by one-third. The Trustees discussed the impact of this fee reduction on the Fund’s total expense ratio and its comparison to other funds. The Trustees were provided information comparing both the services rendered and the fees paid under the Advisory Agreement to other contracts of the Manager with respect to private investment vehicles managed in a similar manner to the Fund and to contracts of other investment advisers with respect to other closed-end registered investment companies with similar investment programs as the Fund. The Trustees noted management’s representations that the mix of services under the Advisory Agreement are more extensive than those under the advisory agreements for the Manager’s private funds and accounts. The Trustees noted the Manager’s representation that providing advisory services to a registered investment company entailed different, and potentially greater, business and regulatory risks than those associated with providing services to the Manager’s other funds and accounts. The Trustees also discussed the current and historic fee structure of the Manager’s institutional accounts.

60 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

The Trustees reviewed with representatives of the Manager the information included in the Strategic Insight report, noting that the Fund’s amended advisory fee was below the median of the comparable funds. The Trustees also noted that the Fund’s total expense ratio (excluding interest expense and underlying fund expenses) was well below the expense group median in the Strategic Insight report. The Trustees reviewed the list of funds provided by Strategic Insight. The Trustees noted the difficulty in obtaining comparable peer funds, particularly finding funds of comparable size and strategy. The Trustees discussed the Strategic Insight report with the Manager, including the comparison of advisory fees and expense ratios.

Conclusion. No single factor was determinative to the decision of the Trustees. Based on the foregoing and such other matters as were deemed relevant, all of the Trustees concluded that the advisory fee rate was reasonable in relation to the services provided by the Manager to the Fund, as well as the costs incurred and benefits gained by the Manager and its affiliates in providing such services. Based on these factors, the Trustees decided to approve the Advisory Agreement.

The Trustees who are not “interested persons” of the Fund or the Investment Manager were represented by their independent counsel during their deliberations.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 61

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

62 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 63

NOTES

64 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 65

NOTES

66 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 67

NOTES

68 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

AB MULTI-MANAGER ALTERNATIVE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MMAF-0151-0319

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry and R. Jay Gerken qualify as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor PricewaterhouseCoopers LLP, for the Fund’s current fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit-Related
		Audit Fees	Fees	Tax Fees
AB Multi-Manager Alternative	2018	$58,500	$—	$55,400
	2019	$72,000	$—	$48,080

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Multi-Manager Alternative	2018	$9,626,139	$55,400
			$—
			$(55,400)
	2019	$4,074,142	$48,080
			$—
			$(48,080)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Bart Friedman

R. Jay Gerken

William Kristol

Debra Perry

Donald K. Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1. INTRODUCTION

•

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

•

We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

•

This Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

•	We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2. RESEARCH UNDERPINS DECISION MAKING

•

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

•

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

RESEARCH SERVICES

•

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services Inc. (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or the Committee.

ENGAGEMENT

•

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers in who’s managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3. PROXY VOTING GUIDELINES

•

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

•

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

3.1 BOARD AND DIRECTOR PROPOSALS

Board Diversity (SHP)	CASE-BY-CASE

•

Board diversity is increasingly an important topic. In a number of European countries, legislation requires a quota of female directors. Other European countries have a comply-or-explain policy. We believe boards should develop, as a part of their refreshment and refreshment process, a framework for identifying diverse candidates. We believe diversity is broader than gender and should also take into consideration factors such as business experience, background, ethnicity, tenure and nationality. We evaluate these proposals on a case-by-case basis while examining a board’s current diversity profile and approach, and if there are other general governance concerns.

Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

•

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

Changes in Board Structure and Amending the Articles of Incorporation	FOR

•

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

•	We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

Classified Boards	AGAINST

•

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

Director Liability and Indemnification	CASE-BY-CASE

•

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

•

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

Disclose CEO Succession Plan (SHP)	FOR

•

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

Election of Directors	FOR

•

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company,. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

•	In addition:

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

We may consider the number of boards on which a director sits and/or their length of service on a particular board.

We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We may vote against directors for poor compensation, audit or governance practices including the lack of a formal key committee.

We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

•	We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

Independent Lead Director (SHP)	FOR

•

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

Limit Term of Directorship (SHP)	CASE-BY-CASE

•	These proposals seek to limit the term during which a director may serve on a board to a set number of years.

•

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

Majority of Independent[1] Directors (SHP)	FOR

•

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

[1]

For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

Majority of Independent Directors on Key Committees (SHP)	FOR

•

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit[2], nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation, corporate governance codes, and controlled company status.

Majority Votes for Directors (SHP)	FOR

•

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

•

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

Removal of Directors Without Cause (SHP)	FOR

•

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

•

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

Require Independent Board Chairman (SHP)	CASE-BY-CASE

•

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

3.2 COMPENSATION PROPOSALS

Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

•

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

•

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

•	Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

•

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

•

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

Approve Remuneration for Directors and Auditors	CASE-BY-CASE

•

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

•

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

•

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

•

The United States Securities and Exchange Commissions (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

•

Compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

Compensation costs should be managed in the same way as any other expense;

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

•

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.

•

Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

•	In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

•

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

Limit Executive Pay (SHP)	CASE-BY-CASE

•

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

Mandatory Holding Periods (SHP)	AGAINST

•

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

•

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

•	We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

Recovery of Performance-Based Compensation (SHP)	FOR

•

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

•

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

•

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

•

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

•

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3 CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

Amend Exclusive Forum Bylaw (SHP)	AGAINST

•

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

Amend Net Operating Loss (“NOL”) Rights Plans	FOR

•

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

Authorize Share Repurchase	FOR

•

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Blank Check Preferred Stock	AGAINST

•

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

•	We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

•

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

Elimination of Preemptive Rights	CASE-BY-CASE

•

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

Expensing Stock Options (SHP)	FOR

•

US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

Fair Price Provisions	CASE-BY-CASE

•

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

•

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

•

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

Increase Authorized Common Stock	CASE-BY-CASE

•

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”—must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

•

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

Issuance of Equity Without Preemptive Rights	FOR

•

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

Multi Class Equity Structures	CASE-BY-CASE

•

The one share, one vote principle – stating that voting power should be proportional to an investor’s economic ownership – is generally preferred in order to hold the board accountable to shareholders. Multi-class structures, however, may be beneficial, for a period of time, allowing management to focus on longer-term value creation, which benefits all shareholders. In these instances, we evaluate proposals of share issuances to perpetuate the structure on a case-by-case basis and expect the company to attach provisions that will either eliminate or phase out existing multi-class vote structures when appropriate and in a cost-effective manner (often referred to as “Sunset Provisions), or require periodic shareholder reauthorization. We expect Board’s to routinely review existing multi-class vote structures and share their current view. If the above criteria is not met, we may vote against the board.

Net Long Position Requirement	FOR

•

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

Reincorporation	CASE-BY-CASE

•

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

•

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

•

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

Stock Splits	FOR

•

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

•

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

•

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

Transferrable Stock Options	CASE-BY-CASE

•	In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

•

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4 AUDITOR PROPOSALS

Appointment of Auditors	FOR

•	We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

•

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Approval of Financial Statements	FOR

•

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

Approval of Internal Statutory Auditors	FOR

•

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

•

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

•

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

Separating Auditors and Consultants (SHP)	CASE-BY-CASE

•

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

•

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

•

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5 SHAREHOLDER ACCESS AND VOTING PROPOSALS

A Shareholder’s Right to Call Special Meetings (SHP)	FOR

•

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage, often 10% of the outstanding shares.

•

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 5% or more of the outstanding voting equity of the company.

Adopt Cumulative Voting (SHP)	CASE-BY-CASE

•

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

•

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

•	Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

•

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

Early Disclosure of Voting Results (SHP)	AGAINST

•

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

•

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

•

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

Permit a Shareholder’s Right to Act by Written Consent (SHP)	FOR

•

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

Proxy Access for Annual Meetings (SHP) (Management)	FOR

•

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

•

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

•	We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

•

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

•	Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

•	A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

Shareholder Proponent Engagement Process (SHP)	FOR

•

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

Supermajority Vote Requirements	AGAINST

•

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

•

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

3.6 ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

Animal Welfare (SHP)	CASE-BY-CASE

•	These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain

•

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Charitable Contributions (SHP) (MGMT)	CASE-BY-CASE

•	Proposals relating to charitable contributions may be sponsored by either management or shareholders.

•	Management proposals may ask to approve the amount for charitable contributions.

•

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Environmental Proposals (SHP)	CASE-BY-CASE

•

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

•

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

•	These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

•

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Health Proposals (SHP)	CASE-BY-CASE

•

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

•

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Human Rights Policies and Reports (SHP)	CASE-BY-CASE

•

These proposals may include reporting requests on human rights risk assessment, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

•

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

•

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

Lobbying and Political Spending (SHP)	FOR

•

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

Other Business	AGAINST

•

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

Reimbursement of Shareholder Expenses (SHP)	AGAINST

•

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

Sustainability Report (SHP)	FOR

•

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Work Place: Diversity (SHP)	FOR

•

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

•	We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID.

Work Place: Gender Pay Equity (SHP)	FOR

•

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earningsand may include, statistics and rationale pertaining to changes in the size of the gap, recommended actions, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

•

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

4. CONFLICTS OF INTEREST

4.1 INTRODUCTION

•

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

•

AllianceBernstein L.P. (“AB””) recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

4.2 ADHERENCE TO STATED PROXY VOTING POLICIES

•

Votes generally are cast in accordance with this policy[3]. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Committee will receive a report of all such votes so as to confirm adherence of the policy.

4.3 DISCLOSURE OF CONFLICTS

•

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are

[3]

From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

4.4 POTENTIAL CONFLICTS LIST

•

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

Publicly-traded companies that distribute AB mutual funds;

Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote; Publicly-traded affiliated companies;

Companies where an employee of AB or AXA Financial, Inc., a parent company of AB, has identified an interest; Any other conflict of which a Committee member becomes aware4.

•

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 4.5 below. We document all instances when the independent compliance officer determines our vote.

4.5 DETERMINE EXISTENCE OF CONFLICT OF INTEREST

•	When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AB to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

4.6 REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST

•

We consider the research of ISS, so the Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

4.7 CONFIDENTIAL VOTING

•

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

•

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

[4]	The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

•

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

•

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8 A NOTE REGARDING AB’S STRUCTURE

•

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

•

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5. VOTING TRANSPARENCY

•

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

6. RECORDKEEPING

•

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

6.1 PROXY VOTING AND GOVERNANCE POLICY

•	The Proxy Voting and Governance Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AB website (https://www.abglobal.com).

6.2 PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

•

For US Securities[5], AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3 RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

•	Records of votes cast by AB are retained electronically by our proxy voting agent, ISS.

6.4 RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

•

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5 DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

•

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

7. PROXY VOTING PROCEDURES

7.1 VOTE ADMINISTRATION

•	In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.

[5]	US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

•

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the Proxy Manager submits our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

•	If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2 SHARE BLOCKING

•

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

•

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3 LOANED SECURITIES

•

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

ROXY VOTING AND GOVERNANCE COMMITTEE MEMBERS

•

The members of the Committee establish general proxy policies for AB and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department and the Operations Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President, Chief Administrative Officer-Equities, and Head of Responsible Investment. If you have questions or desire additional information about this Policy, please contact the Proxy Team at: ProxyTeam@ABGlobal.com.

PROXY VOTING AND GOVERNANCE COMMITTEE

Vincent DuPont, SVP—Equities

Linda Giuliano, SVP—Equities

Saskia Kort-Chick, VP—Equities

Telmo Martins, VP – Compliance

Rajeev Eyunni, SVP – Equities

James MacGregor, SVP—Equities

Mark Manley, SVP—Legal

Ryan Oden, AVP—Equities

Neil Ruffell, VP—Operations

PROXY VOTING GUIDELINE SUMMARY	EXHIBIT

Shareholder Proposal		For	Against	Case-by- Case
Board and Director Proposals
+	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+
Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation Executive and Employee Compensation Plans	+		+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+
+	Recovery of Performance-Based Compensation	+

Shareholder Proposal		For	Against	Case-by- Case
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+
Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+
Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+
Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+
+	Early Disclosure of Voting Results		+
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent	+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+

Shareholder Proposal		For	Against	Case-by- Case
Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Work Place: Diversity	+
+	Work Place: Pay Disparity			+

PROXY VOTING CONFLICT OF INTEREST FORM	EXHIBIT

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1. Is our proposed vote on all issues consistent with our stated proxy voting policy? If yes, stop here and sign below as no further review is necessary.	☐ Yes ☐ No

2. Is our proposed vote contrary to our client’s position? If yes, stop here and sign below as no further review is necessary.	☐ Yes ☐ No

3. Is our proposed vote consistent with the views of Institutional Shareholder Services? If yes, stop here and sign below as no further review is necessary.	☐ Yes ☐ No

•	Please attach a memo containing the following information and documentation supporting the proxy voting decision:

A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, compensation)

A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.
Print Name:
AB Conflicts Officer	Date:
Date:

•	Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

PRINCIPLES FOR RESPONSIBLE INVESTMENT, ESG AND SOCIALLY RESPONSIBLE INVESTMENT

Introduction

•

AllianceBernstein L.P. (“AB” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AB has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

•

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

•

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AB may accept such guideline restrictions upon client request.

Approach to ESG

•

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

Commitment to the PRI

•

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

•

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

•

In signing the PRI, AB as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

•	The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AB Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AB Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AB Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AB Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AB Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AB Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm’s RI Committee provides AB stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AB personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

•	If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of, and investment decisions for, the Fund are made by the Investment Manager’s Alternative Investment Management Group.

The following table lists the individuals in that group with the most significant responsibility for the day-to-day management of the Fund (the “Portfolio Managers”), the year that each Portfolio Manager assumed responsibility for the Fund, and each Portfolio Manager’s person principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Stuart Davies; since 2016; Vice President of the Investment Manager	Senior Vice President of the Investment Manager** and Co-Head of Custom Alternative Solutions of the Investment Manager, with which he has been associated since September, 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions beginning prior to 2013.

Vikas Kapoor; since 2016; Vice President of the Investment Manager	Senior Vice President of the Investment Manager** and Co-Head of Custom Alternative Solutions of the Investment Manager, with which he has been associated since September, 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions beginning prior to 2013.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2019.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Vikas Kapoor	0	$0	None	None
Stuart Davies	0	$0	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Vikas Kapoor	6	$1,094,000,000	0	$0
Stuart Davies	6	$1,094,000,000	0	$0

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Vikas Kapoor	None	None	None	None
Stuart Davies	None	None	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser. Asset-Based and Performance-Based Compensation:

With respect to the Select US Equity and Select US Long/Short, Mr. Feuerman and members of the investment team he leads (the “Investment Team”) were hired by the Adviser in 2011. At that time, the Adviser entered into an employment agreement with Mr. Feuerman under which a compensation pool for Mr. Feuerman and members of the Investment Team is created based on specified percentages of the fees (both asset-based and performance-based fees) received by the Adviser from the accounts managed by the Investment Team. Performance fees are not assessed on the Fund or the assets of the Fund. In general, a larger percentage of the fees received by the Adviser is allocated to the compensation pool with respect to assets that were managed by Mr. Feuerman at his prior employer and that followed Mr. Feuerman to the Adviser than with respect to assets, such as the Fund, that were obtained or created after Mr. Feuerman joined the Adviser. The compensation pool is allocated among the members of the Investment Team based on the recommendations of Mr. Feuerman subject to approval by the Adviser’s Compensation Committee. This compensation represents a portion of the overall compensation received by members of the Investment Team.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2019 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Vikas Kapoor	None
Stuart Davies	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Multi-Manager Alternative Fund, Inc.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date:	May 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date:	May 30, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 30, 2019